                                                                  Exhibit No. 10


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Mid Cap Fund dated October 17, 2000 in this Registration Statement (Form N-1A No. 33-42160) of PaineWebber Managed Assets Trust.




                                                   /s/ ERNST & YOUNG LLP
                                                   ERNST & YOUNG LLP


New York, New York
December 21, 2000